Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) October 25, 2022
THIRD QUARTER 2022 RESULTS AND KEY METRICS

2.8% Return on Assets	14.3% CET1 Ratio	$1.1B Capital Returned	CEO COMMENTARY
“Synchrony’s third quarter results were driven by our differentiated business model and deep understanding of the needs and expectations of our customers and partners,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.

“The versatility of our financial ecosystem — which seamlessly connects customers, partners and providers, alike, across channels and through omnichannel experiences — is what positions Synchrony to continue to deliver best-in-class experiences, financing flexibility and unmistakable value.

“As we continue to leverage our advanced digital capabilities, expand our reach through new partners and distribution channels, and further diversify our product suite, Synchrony is increasingly at the center of customers’ every day financing needs and the partner of choice for retailers, merchants and providers.”

$86.0B Loan Receivables

Net Earnings of $703 Million or $1.47 per Diluted Share

Delivered Strong Purchase Volume and Receivables Growth

Returned $1.1 Billion of Capital to Shareholders, including $950 Million of Share Repurchases

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced third quarter 2022 net earnings of $703 million, or $1.47 per diluted share, compared to $1.1 billion, or $2.00 per diluted share in the third quarter 2021.

KEY OPERATING & FINANCIAL METRICS*
PERFORMANCE REFLECTS DIFFERENTIATED BUSINESS MODEL AND CONTINUED STRENGTH OF THE CONSUMER
•Purchase volume increased 6% to $44.6 billion, or 16% on a Core basis**
•Loan receivables of $86.0 billion increased 13%, or 14% on a Core basis
•Average active accounts decreased 1% to 66.3 million, and increased 8% on a Core basis
•New accounts decreased 6% to 5.8 million, and increased 2% on a Core basis
•Net interest margin increased 7 basis points to 15.52%
•Efficiency ratio decreased 220 basis points to 36.5%
•Return on assets decreased 210 basis points to 2.8%
•Return on equity decreased 11 percentage points to 21.1%; return on tangible common equity*** decreased 14 percentage points to 26.6%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2022*
“Synchrony delivered strong financial results for the third quarter 2022, highlighted by healthy trends across the key drivers of our business,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“Purchase volume growth continued to reflect robust and broad-based demand across the many industries and spend categories that we serve. This momentum, combined with some payment rate moderation, contributed to accelerated loan growth.

“Credit performance continues to reflect normalization across our portfolio, but still remains well below our targeted underwriting level.

In short, Synchrony’s differentiated business model is performing as designed and delivering sustainable growth and consistent risk-adjusted returns for our many stakeholders."

BUSINESS HIGHLIGHTS
CONTINUED TO EXPAND PORTFOLIO, ENHANCE PRODUCTS AND EXTEND REACH
•Added or renewed 15 programs, including Floor & Decor, Sono Bello, and Bassett.
•Launched enhanced program with home decor retailer At Home, delivering simple, high-value card proposition and streamlined application.
•Integrated with Sycle, number one audiology practice management software, to extend reach and deliver comprehensive financing solution suite.

FINANCIAL HIGHLIGHTS
HEALTHY EARNINGS DRIVEN BY STRONG GROWTH IN RECEIVABLES
•Interest and fees on loans increased 10% to $4.3 billion, primarily driven by growth in average loan receivables, partially offset by the impact of the portfolios sold in the prior quarter.
•Net interest income increased $270 million, or 7%, to $3.9 billion, driven by higher interest and fees on loans, partially offset by higher funding costs.
•Retailer share arrangements decreased $209 million, or 17%, to $1.1 billion, reflecting the impact of portfolios sold in the second quarter 2022 and program performance.
•Provision for credit losses increased $904 million to $929 million, primarily driven by a reserve increase of $294 million versus a reserve release of $407 million in the prior year.
•Other income decreased $50 million, or 53%, to $44 million, primarily driven by higher loyalty costs.
•Other expense increased $103 million, or 11%, to $1.1 billion, driven by higher employee costs and other expense. Other expense included $27 million of additional marketing and growth reinvestment of the second quarter 2022 gain on sale proceeds.
•Net earnings decreased to $703 million, compared to $1.1 billion.

CREDIT QUALITY
CREDIT PERFORMANCE CONTINUES TO BE DRIVEN BY A STRONG CONSUMER
•Loans 30+ days past due as a percentage of total period-end loan receivables were 3.28% compared to 2.42% in the prior year, an increase of 86 basis points.
•Net charge-offs as a percentage of total average loan receivables were 3.00% compared to 2.18% in the prior year, an increase of 82 basis points.
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.58% compared to 10.65% in the second quarter 2022.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto purchase volume increased 11%, reflecting strength in Home, Furniture and Auto-related spend, as well as the impact of inflation on inventory, gasoline and automotive parts. Period-end loan receivables increased 11%, reflecting higher purchase volume and some moderation in payment rate. Interest and fees on loans were up by 11%, primarily driven by the growth in loan receivables. Average active accounts increased 5%.
•Digital purchase volume increased 18%, reflecting growth across the platform due to higher customer engagement. Period-end loan receivables increased 17%, reflecting ongoing purchase volume growth and some payment rate moderation. Interest and fees on loans increased 23%, primarily reflecting loan receivables growth. Average active accounts increased 10%.
•Diversified & Value purchase volume increased 20%, driven by higher out-of-partner spend, partner penetration growth, and strong retailer performance. Period-end loan receivables increased 15%, as strong purchase volume was partially offset by moderately higher payment rates. Interest and fees on loans increased 20%, driven by the growth in loan receivables, and average active accounts increased 8%.
•Health & Wellness purchase volume increased 16%, reflecting broad-based growth in active accounts and higher spend per active account, particularly in Dental and Pet. Period-end loan receivables increased 17%, generally reflecting continued higher promotional purchase volume and some moderation in payment rate. Interest and fees on loans increased 20%, driven primarily by loan receivables growth and higher revolve rates, and average active accounts increased 12%.
•Lifestyle purchase volume increased 6%, reflecting an industry-specific rebound within Luxury and higher out-of-partner spend more broadly. Period-end loan receivables increased 9%, reflecting the impact of strong purchase volume and the longer-term nature of the financing products. Interest and fees on loans increased 11%, driven primarily by the growth in loan receivables. Average active accounts increased 2%.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loan receivables of $86.0 billion increased 13%; purchase volume increased 6% and average active accounts decreased 1%.
•Deposits increased $8.1 billion, or 13%, to $68.4 billion and comprised 82% of funding.
•Total liquidity, consisting of liquid assets and undrawn credit facilities, was $20.3 billion, or 20.1% of total assets.
•The company returned $1.1 billion in capital to shareholders, including $950 million of share repurchases and $109 million of common stock dividends.
•As of September 30, 2022, the Company had a total remaining share repurchase authorization of $1.4 billion.
•The estimated Common Equity Tier 1 ratio was 14.3% compared to 17.1%, and the estimated Tier 1 Capital ratio was 15.2% compared to 18.0%.

*All comparisons are for the third quarter of 2022 compared to the third quarter of 2021, unless otherwise noted.
         ** Financial measures shown on a Core basis are non-GAAP measures and exclude from both the prior and current years amounts related to portfolios sold in the second quarter of 2022. See non-GAAP reconciliation in the financial tables.
         *** Tangible common equity is a non-GAAP financial measure. See non-GAAP reconciliation in the financial tables.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed February 10, 2022, and the Company’s forthcoming Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Tuesday, October 25, 2022, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company delivering one of the industry’s most complete digitally-enabled product suites. Our experience, expertise and scale encompass a broad spectrum of industries including digital, health and wellness, retail, telecommunications, home, auto, outdoor, pet and more. We have an established and diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations and healthcare service providers, which we refer to as our “partners.” We connect our partners and consumers through our dynamic financial ecosystem and provide them with a diverse set of financing solutions and innovative digital capabilities to address their specific needs and deliver seamless, omnichannel experiences. We offer the right financing products to the right customers in their channel of choice.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Lisa Lanspery
(203) 585-6291	(203) 585-6143

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed on February 10, 2022. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as “Core,” "tangible common equity," and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.